ISTA Pharmaceuticals®

ISTA

The vision to see past tomorrow

Exhibit 99.1

ISTA PHARMACEUTICALS

Safe Harbor Statement
Safe Harbor Statement
Certain statements contained herein are “forward-looking”
statements (as such term is defined in the Private Securities
Litigation Reform Act of 1995).  Because such statements include risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements.
Factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements include, but are not limited to, failure to initiate clinical studies, failure to achieve positive results in clinical trials, failure to receive market clearance from regulatory agencies, and those risks and
uncertainties discussed in filings made by ISTA Pharmaceuticals, Inc., with the Securities and Exchange Commission.

ISTA PHARMACEUTICALS

ISTA’s Track Record
of Success
ISTA’s Track Record
of Success
• Obtained 5 Rx eye and allergy product approvals in 6 years
– ISTALOL®, VITRASE®, XIBROM™, BEPREVE®, BROMDAY™
• Attained top market share positions
• Built deep new product R&D pipeline
• Assembled experienced management team, formidable
specialty sales force:  ~ 330 employees
• Generated $157 million in annual revenues in 2010
• Achieved profitability in 2010*
* On an adjusted cash net income basis

ISTA PHARMACEUTICALS

ISTA’s Strategic Vision
“5 in 5”
ISTA’s Strategic Vision
“5 in 5”
• Become one of top 3 branded Rx eye care companies in the
U.S.
• Achieve #1 or #2 position in each product market
•
Deliver EPS* of $1.00 by 2013 (based on 50 million shares)
• Generate $500 million in revenue in 5 years
– Develop products for larger markets
• Obtain 5 new product approvals in next 5 years
– Rx Eye and Rx Allergy
• Accelerate growth in sales via organic growth, partnering and acquisitions
– Target: $1 billion in revenues
* Adjusted Cash EPS excludes non-cash warrant expense, non-cash interest expense and non-cash stock-based compensation expense

Rx Eye

Istalol

Vitrase
200

Rx Allergy & Respiratory

OTC Eye and Allergy

ISTA PHARMACEUTICALS

ISTA: Strategy for Long-Term Success
ISTA: Strategy for Long-Term Success
Marketed
Products
Product
Pipeline
Business
Development
•
BEPOMAX™ nasal spray
•
BEPOSONE™ combo
nasal spray
• Acquire OTC
business platform
• Add bolt-on deals
> $300 million annual revenues
> $500 million annual revenues
~$1 billion annual revenues
• PROLENSA™ low-
concentration bromfenac
• REMURA™ for dry eye
• T-PRED™
• Strong steroid
• Acquire marketed products
• License late stage
• Acquire marketed products
• Partner for access to
primary care physicians
and consumer branding
ISTA PHARMACEUTICALS

Bromday
BEPREVE
Istalol
Once Daily
Vitrase
(hyaluronidase injection)
Ovine
200

ISTA PHARMACEUTICALS

Marketed Products Can Drive ISTA to >$300
Million in Annual Revenues
Marketed Products Can Drive ISTA to >$300
Million in Annual Revenues
BEPREVE®
Twice-daily prescription
eye drop for ocular
itching associated with
allergic conjunctivitis
ISTALOL®
Once-daily eye drop for
the treatment of
glaucoma
VITRASE®
A spreading agent used
to enhance absorption
and dispersion of other
injected drugs
BROMDAY™
Once-daily prescription eye
drop for postoperative
inflammation and
reduction of ocular pain in
patients who have
undergone cataract
extraction

ISTA PHARMACEUTICALS

BROMDAY
™
Once-Daily
(bromfenac ophthalmic solution) 0.09%
BROMDAY
™
Once-Daily
(bromfenac ophthalmic solution) 0.09%
• First and only approved once-daily Rx NSAID
– For postoperative inflammation and reduction of ocular pain in patients who have undergone cataract extraction
• Rapid, successful switch from twice-daily XIBROM™
• Market-leading $100+ million franchise in $350 million U.S.
market
– 8
th
largest U.S. branded prescription eye franchise in 2010
• Major new managed care account win – effective July 1, 2011
• Launched twin-pack Q3 2011
• No generic to BROMDAY until Oct 2013
– NDA for PROLENSA™, low-concentration bromfenac, to file Q1 2012
– Patents pending 2024

MARKET SHARE
5/6/2011
5/13/2011
5/20/2011
5/27/2011
6/3/2011
6/10/2011
6/17/2011
6/24/2011
7/1/2011
7/8/2011
7/15/2011
7/22/2011
7/29/2011
8/5/2011
8/12/2011
8/19/2011
8/26/2011
9/2/2011
9/9/2011
9/16/2011
9/23/2011
9/30/2011
10/7/2011

ISTA PHARMACEUTICALS
BROMDAY Outlook Strong
Market Share Continues to Grow
BROMDAY Outlook Strong
Market Share Continues to Grow
8
Source – IMS Health Weekly NPA – All MDs
Generic to
XIBROM
launched
15
16
17
18
19
20
21
22
23
24
25
BROMDAY
IMS WEEKLY
TRX NRX

ISTA PHARMACEUTICALS

BEPREVE
®
(bepotastine besilate ophthalmic solution) 1.5%
BEPREVE
®
(bepotastine besilate ophthalmic solution) 1.5%
• For ocular itching associated with
allergic conjunctivitis
• Launched October 2009
• $16 million revenues in 2010
• Estimated 2011 U.S. market value:
$740 million
• Achieved #2 in NRx$ behind
Patanol/Pataday
• Rx of BEPREVE generates between
35-60% more revenues than
competitors because of larger
package size.
• Patent protection expected through
2019, pending patent expiring in
2023
*6/30/2011 NPA data.
Elestat, Lastacaft, Patanol and Pataday are
trademarks of their respective owners.
U.S. Prescription Allergy Eye
Competitors
NRx$$ 6/30/11
Lastacaft
2%
BEPREVE
7%
Elestat
1%
All Others
15%
Pataday
39%
Patanol
36%

Jan
Feb
March
April
May
June
July
August
September
2010
2011

ISTA PHARMACEUTICALS
BEPREVE
®
YTD TRx Prescription Growth Strong
BEPREVE
®
YTD TRx Prescription Growth Strong
10
Source – IMS Health Monthly NPA – All MDs
BEPREVE TRx
0
5000
10000
15000
20000
25000
30000
35000
On track to at least
double 2010 revenues
Peak Allergy
Season

ISTA PHARMACEUTICALS

ISTA’s Near-Term Product Pipeline
Key Approvals = Revenue of $500 million by 2015
ISTA’s Near-Term Product Pipeline
Key Approvals = Revenue of $500 million by 2015
Candidates*
Formulation Phase 1 Phase 2 Phase 3 Exclusivity
PROLENSA™
Low-concentration bromfenac
3-year Hatch Waxman
Pending patents 2024
REMURA™
Bromfenac
3-year Hatch Waxman
Pending patents 2024
BEPOMAX™
Bepotastine nasal spray
3-year Hatch Waxman
Patented thru 2017.
Pending patent 2023
BEPOSONE™
Bepotastine/steroid
combo nasal spray
3-year Hatch Waxman
Patented thru 2017.
Pending patent 2023
Bromfenac Adjunct
for AMD
3-year Hatch Waxman
Pending patents
expiring 2024 & 2028
T-PRED™
Antibiotic/steroid
3-year Hatch Waxman
Pending patent 2025
Strong Steroid (ocular)
3-year Hatch Waxman
Pending patent 2025
Dry Eye
Allergic Rhinitis
Ocular Inflammation / Infection
Drug Candidates with 2011 Milestones * Does not include all pre-clinical candidates
Ocular Inflammation & Pain
Inflammation
AMD
Allergic Rhinitis

ISTA PHARMACEUTICALS

PROLENSA
™
(Low-concentration bromfenac)
Positive Phase 3 Study Results Reported Oct. 2011
PROLENSA
™
(Low-concentration bromfenac)
Positive Phase 3 Study Results Reported Oct. 2011
• Two Studies: 440 patients, 40 sites
• Statistically significant results
• Lowest number of adverse events (greater than 2%) vs. prior bromfenac trials
• New optimized formula enhances penetration into ocular tissues
• Patents pending expiring in 2024
• Next steps
– 1x daily for 16 days (1 dose prior to cataract surgery, 1 dose day of surgery, 1 dose for 14 days)
– Met primary outcome: cleared ocular inflammation at Day 14 post-surgery
– Met secondary outcome: proportion of patients pain-free at Day 1
– Will file NDA Q1 2012
– Launch expected late 2012 or early 2013

ISTA PHARMACEUTICALS
REMURA
™
for Dry Eye
Phase 3 Studies Fail to Meet Endpoints
REMURA
™
for Dry Eye
Phase 3 Studies Fail to Meet Endpoints
• Two Phase 3 efficacy studies
– 840 patients, 2x daily, 42 days
– Co-primary endpoints:
• Signs of conjunctival staining measured using Lissamine Green
• Symptoms measured using Ocular Surface Disease Index (OSDI)
• Highly effective in treating a sign and symptom of dry eye but not statistically significantly better than placebo (vehicle)
• Common outcome in dry eye clinical trials
• Next steps
– Complete full analysis of data
– Pursue potential launch of vehicle as an over-the-counter artificial tear product

ISTA PHARMACEUTICALS

BEPOMAX ™
Bepotastine Nasal Spray
Positive Phase 2 Study Results Reported April 2011
BEPOMAX ™
Bepotastine Nasal Spray
Positive Phase 2 Study Results Reported April 2011
• 600 patients, multi-sites in Texas
– Patients presenting allergic rhinitis caused by Mountain Cedar Pollen
– 3 concentrations dosed 2x day for 14 days
• Primary outcome: Efficacy of any of the 3 doses of BEPOMAX in individuals with seasonal allergic rhinitis
– Statistically significant results for all three concentrations
– Statistically significant results seen from Day 1
• Safety similar to placebo and other antihistamine nasal sprays
• Patented through 2017
– Pending patent expiring 2023
• Next steps
– Pursuing combination bepotastine/steroid nasal spray - BEPOSONE™
– Initiate Phase 2 study for BEPOSONE late 2011

ISTA PHARMACEUTICALS

Bromfenac Adjunct for AMD
Paper Published in Sept 2011 Issue of RETINA
Bromfenac Adjunct for AMD
Paper Published in Sept 2011 Issue of RETINA
• Study suggests bromfenac 0.09% (XIBROM™), administered twice daily may have an additive effect when used with intravitreal ranibizumab (LUCENTIS®)
in reducing retinal thickness in neovascular AMD
• Reducing the central retinal thickness may help preserve or improve patients’ vision over the long term*
•
First prospective study to demonstrate safety in NSAID drops dosed over a one year period
• 2015 market potential: $400 - $800 million
• Pending patents expiring in 2024 & 2028
• Next step
•
Discuss results with FDA to determine path forward for bromfenac as adjunctive therapy with Lucentis®
* Improvement in visual acuity not demonstrated in this study   LUCENTIS® is a registered trademark of Genentech, a member of the Roche
Group.

ISTA PHARMACEUTICALS
16 16
ISTA's 2011 Milestones
to Drive Shareholder Value
ISTA's 2011 Milestones
to Drive Shareholder Value
Product / Candidates Milestone Timing
BROMDAY™ Complete switch from XIBROM DONE Q1
PROLENSA™
Initiate Phase 3
Prelim Phase 3 results
DONE Q2
DONE Q4
REMURA™
Prelim Phase 3 efficacy results:
- WEST study
- EAST study
DONE Q3
DONE Q4
Bromfenac adjunct for AMD Data publication DONE Q3
BEPOMAX™ Prelim Phase 2 results DONE Q2
BEPOSONE™ Initiate Phase 2 study Q4

ISTA PHARMACEUTICALS
Business Development
Become $1 Billion Specialty Pharmaceutical Firm
Business Development
Become $1 Billion Specialty Pharmaceutical Firm
• Rx Eye and Rx Allergy
– Acquire marketed or soon-to-be marketed products
– License late-stage products
– Partner for access to primary care physicians and consumer branding
• OTC Eye and Allergy
– Acquire OTC business platform
– License and/or develop new OTC products
• Artificial tears
• Ocular vitamins
• Other

ISTA PHARMACEUTICALS
ISTA
Fast-Growing, Niche Pharmaceutical Company
ISTA
Fast-Growing, Niche Pharmaceutical Company
Outlook $175– $190
2007 2008 2009 2010 2011 (F)
$59
$83
$111
$157
Net Revenues
(in $millions)

ISTA PHARMACEUTICALS

ISTA’s 2011 Financial Guidance
ISTA’s 2011 Financial Guidance
2011 Net Revenues $175 - $190 million
Gross Margin* 75% - 77%
R&D* 18% - 22%
SG&A* 44% - 48%
Operating Income $13 - $16 million
Adjusted Cash Net Income**  $13 - $16 million
Adjusted Cash EPS** (50 mm shares)
$0.26 – $0.32 per share
Cash at 12/31/11***
$80 - $90 million
* % of Net Sales
** Adjusted Cash Net Income and EPS excludes non-cash warrant expense, non-cash interest expense and non-cash stock-based compensation expense
*** After debt payments of $21m and including reserves for XIBROM/BROMDAY royalties and bank line
Growing revenues and improving SG&A ratio

ISTA PHARMACEUTICALS

ISTA Pharmaceuticals
On-track to Become Major Specialty Pharma Firm
ISTA Pharmaceuticals
On-track to Become Major Specialty Pharma Firm
• Generate $300 million in revenues with current products &
pipeline
– $1.00 EPS by 2013
• Achieve “5 in 5”
– 5 new product approvals in next 5 years
– $500 million in annual revenues in 5 years
• Become billion dollar specialty pharma company
– Acquire RX eye and Rx allergy products
– Partner for Primary Care access
– Establish OTC business